Income Tax	6 Months Ended
Jun. 30, 2013
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]
The net taxation expense in the six months ended June 30, 2013 compared to a net expense for the same period in 2012, constitutes the following:

	Six months ended June 30,
	2013	2012
	(unaudited)	(unaudited)
	(in US Dollars, millions)

Charge for current taxation (1)	50	304
(Benefit)/charge for deferred taxation (2)	(253)	135
	(203)	439

(Loss)/income before income tax and equity income in associates	(1,888)	1,134

(1) The lower current taxation in 2013 is mainly due to lower earnings resulting from increased operating costs, lower production and a decrease in the gold price.

(2) The lower deferred taxation in 2013 mainly relates to the tax credits on impairments of assets in Continental Africa and the Americas partly negated by the reversal of deferred tax assets not considered recoverable in Ghana and North America.

Uncertain taxes

A reconciliation of the beginning and ending amount of unrecognized tax benefits, is as follows:
	At June 30,	At December 31,
	2013	2012
	(unaudited)
	(in US Dollars, millions)

Balance at beginning of period	93	78
Additions for tax positions of prior years	1	17
Reductions for tax positions of prior years	(1)	-
Translation	(8)	(2)
Balance at end of period	85	93

Unrecognized tax benefits are summarized as follows:

Recognized as a reduction of deferred tax assets	40	40
Recognized in other non-current liabilities (1)	45	53
Balance at end of period	85	93

(1) Unrecognized tax benefits which, if recognized, would affect the Company's effective tax rate.

	(in US Dollars, millions)
The Company’s continuing practice is to recognize interest and penalties related to unrecognized tax benefits as part of its income tax expense. For the six months ended and as at June 30, 2013, interest recognized and interest accrued amounted to:

Interest recognized during the six months ended June 30, 2013		1

Interest accrued as at June 30, 2013		14